Stockholder's Equity	12 Months Ended
Sep. 30, 2019
Stockholder's Equity
Stockholder's Equity

Note 12 — Stockholders’ Equity

Capital contribution

On January 22, 2016, the Board of Directors of the Company entered into a resolution to increase the registered capital of Forest Food from RMB 5,000,000 ($603,500) to RMB 17,600,000 ($2,124,320).

On February 29, 2016, the Board of Directors of the Company approved a new investment from National Trust Co., Ltd. (the “Investor”), pursuant to which, the Investor agreed to invest RMB 5,999,784 ($915,414) into the Company, of which RMB 704,200 ($107,461) was counted toward the registered capital. After these equity changes, National Trust Co., Ltd. owned a minority interest of 3.85% in Forest Food.

Initial public offering

On February 21, 2018, the Company announced the closing of its IPO of 1,680,000 ordinary shares at a price to the public of $4.00 per share for a total of $6,720,000 in gross proceeds.

On February 23, 2018, the Company announced that ViewTrade Securities, Inc., who acted as the sole underwriter and book-runner of the Company’s IPO, exercised the full over-allotment option to purchase an additional 252,000 ordinary shares at the IPO price of $4.00 per share for a total of gross proceeds of approximately $1,008,000 from the exercise of this over-allotment option.

Non-controlling interest

The Company’s non-controlling interest consists of the following:

	September 30,	September30,
	2019	2018

Original paid-in capital	$107,461	$107,461
Additional paid-in capital	807,953	807,953
Foreign currency translation loss attributed to non-controlling interest	(74,997)	(42,240)
Net (loss) gain attributed to non-controlling interest	(1,369)	2,198
Total non-controlling interest	$839,048	$875,372

Statutory Reserve

The Company is required to make appropriations to reserve funds, comprising the statutory surplus reserve and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (“PRC GAAP”).

Appropriations to the statutory surplus reserve are required to be at least 10% of the after tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entities’ registered capital. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors. As of September 30, 2019 and 2018, the balance of the required statutory reserves were $597,528 and $229,512, respectively.

Conversion of convertible notes

As disclosed in Note 9, during the year ended September 30, 2019, the Company issued total of 657,857 ordinary shares to the Buyer equaling principal and interests amounted to $1,950,092 of the convertible notes.

Additional paid-in capital

As disclosed in Note 9, on November 1, 2018, the Company issued and sold an aggregate of $7.5 million of senior convertible notes due April 1, 2020 and warrants to purchase an aggregate of 800,000 of its Ordinary Shares. In addition, the Company also issued warrants to purchase 10% of the shares placed under the Notes (initially 119,808) to the placement agent.

The Company evaluated the intrinsic value of the BCF, the relative fair value of the Investor Warrants and Placement Agent Warrants on their date of grant, which was determined to be $670,618,  $1,496,153 and $323,843, respectively, and they were recorded as additional paid-in capital.